UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 21, 2008

Cameron International Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-13884	76-0451843
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1333 West Loop South, Suite 1700, Houston, Texas		77027
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	713-513-3300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 21, 2008, the Board of Directors of Cameron International Corporation (the "Company") approved the election, effective April 1, 2008, of Jack B. Moore as Chief Executive Officer, Charles M. Sledge as Chief Financial Officer, and Christopher Krummel as Vice President, Chief Accounting Officer and Controller. The Company had previously announced the CEO and CFO succession plans on a Form 8-K, filed on December 14, 2007.

In addition, the Compensation Committee approved salary increases for Mr. Moore to $800,000 and Mr. Sledge to $400,000, a 33.3% increase for both, in recognition of, and effective upon, their promotions.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 21, 2008, the Board of Directors of the Company amended the Company’s Second Amended and Restated Bylaws (the "Bylaws") in order to comply with changes to Rule 501 of the New York Stock Exchange ("NYSE") Listed Company Manual. Rule 501 requires that all securities listed on the NYSE, such as the Company’s common stock, must be eligible for participation in a direct registration system operated by a clearing agency, as defined in Section 3(a)(23) of the Securities Exchange Act of 1934 as amended, (the "Exchange Act"), that is registered with the Securities and Exchange Commission pursuant to Section 17A (b)(2) of the Exchange Act. A direct registration program permits a shareholder’s ownership to be recorded and maintained in the books of the issuer or the issuer’s transfer agent without the issuance of a physical stock certificate. Neither the new NYSE rules nor the changes to Article V, Sections 1 and 4 of the Bylaws set forth in the First Amendment to the Bylaws require the Company to eliminate physical stock certificates.

No other changes were made to the Bylaws. The full text of the First Amendment to the Bylaws is filed as Exhibit 3.1 to this report and incorporated herein by reference.

The First Amendment to the Bylaws is effective as of February 21, 2008.

Item 8.01 Other Events.

On February 21, 2008, the Board of Directors authorized the repurchase of an additional ten million (10,000,000) shares of its common stock under its existing Stock Repurchase Program.

Item 9.01 Financial Statements and Exhibits.

Exhibit 3.1 First Amendment to the Cameron International Corporation Second Amended and Restated Bylaws.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cameron International Corporation

February 27, 2008	By:	William C. Lemmer

Name: William C. Lemmer
Title: Senior Vice President, General Counsel & Secretary

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Exhibit Index

Exhibit No.	Description

3.1	First Amendment to the Cameron International Corporation Second Amended and Restated Bylaws